UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

March 11, 2022
Date of Report
(Date of earliest event reported)

Arena Pharmaceuticals, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	000-31161	23-2908305
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

136 Heber Avenue, Suite 204
Park City, UT 84060
(Address of principal executive offices, including zip code)

(858) 453-7200
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ARNA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

As previously disclosed in our Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on December 13, 2021, Arena Pharmaceuticals, Inc., a Delaware corporation (the “Company” or “Arena”), entered into an Agreement and Plan of Merger, dated December 12, 2021 (the “Merger Agreement”), with Pfizer Inc., a Delaware corporation (“Parent”), and Antioch Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”).

On March 11, 2022, the Company completed its merger with Merger Sub pursuant to the terms of the Merger Agreement, whereby Merger Sub merged with and into the Company, in accordance with the General Corporation Law of the State of Delaware (the “DGCL”), with the Company continuing as the surviving corporation (the “Surviving Corporation”) and as a wholly owned subsidiary of Parent (the “Merger”).

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each:

(i) share of common stock of the Company, par value $0.0001 per share (each, a “Share”), that was issued and outstanding immediately prior to the Effective Time (other than (A) Shares owned by the Company as treasury stock, (B) Shares owned by Parent or Merger Sub and (C) any dissenting shares) ceased to be outstanding and was automatically cancelled, retired and converted into the right to receive an amount in cash equal to $100.00, without interest thereon (the “Merger Consideration”);

(ii) option to purchase Shares (each, a “Company Option”) granted by the Company under the Company’s 2021 Long-Term Incentive Plan or prior stock plans (collectively, the “Company Stock Plans”) that was outstanding as of immediately prior to the Effective Time, whether or not then vested, was cancelled and immediately ceased to be outstanding and was converted into the right to receive an amount in cash equal to the product of (1) the excess, if any, of the Merger Consideration over the per-share exercise price of such Company Option, multiplied by (2) the number of Shares then subject to such Company Option;

(iii) Company restricted stock unit, except as described in “(iv)” below, subject to vesting conditions based solely on continued employment or service to the Company or any of its subsidiaries granted by the Company under a Company Stock Plan that was unvested and outstanding as of immediately prior to the Effective Time was cancelled and immediately ceased to be outstanding and was converted into the right to receive an amount in cash equal to the Merger Consideration;

(iv) Company restricted stock unit that was granted after December 12, 2021 (each, a “2022 Company RSU”) that was unvested and outstanding as of immediately prior to the Effective Time was substituted automatically with a Parent restricted stock unit with respect to that number of shares of Parent common stock (each, an “Adjusted RSU”) that was equal to the product of (1) the total number of Shares subject to the 2022 Company RSU immediately prior to the Effective Time multiplied by (2)(a) the Merger Consideration divided by (b) the average of the volume-weighted average sales price per share of common stock of Parent on the New York Stock Exchange for the consecutive period of 15 trading days ending on (and including) the trading day that was four trading days prior to the Effective Time, with any fractional shares rounded to the nearest whole share. Each Adjusted RSU was otherwise subject to the same terms and conditions applicable to such 2022 Company RSU immediately prior to the Effective Time (including vesting terms, and subject to accelerated vesting in connection with certain qualifying terminations of employment following the Effective Time); and

(v) Company restricted stock unit granted by the Company under a Company Stock Plan that was subject to performance-based vesting conditions (each, a “Company PRSU”) that was unvested and outstanding as of immediately prior to the Effective Time was cancelled and immediately ceased to be outstanding and was converted into the right to receive an amount in cash equal to the Merger Consideration (with all the performance-based vesting conditions associated with such Company PRSU being deemed achieved at the greater of actual completed performance at the Effective Time or at target for any Company PRSU).

The foregoing description of the Merger Agreement and the transactions contemplated thereby contained in this Introductory Note does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K.

Item 2.01	Completion of Acquisition or Disposition of Assets.

As described in the Introductory Note, on March 11, 2022, the Merger was completed. Upon the consummation of the Merger, the Company became a wholly owned subsidiary of Parent. The disclosure under the Introductory Note is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The disclosures under the Introductory Note are incorporated herein by reference. On March 11, 2022, the Company (i) notified The Nasdaq Global Select Market (“Nasdaq”) of the consummation of the Merger and (ii) requested that Nasdaq (A) suspend trading of the Shares effective before the opening of trading on March 11, 2022 and (B) file with the SEC a Form 25 Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to effect the delisting of the Shares from Nasdaq and to deregister the Shares under Section 12(b) of the Exchange Act. In addition, the Company intends to file with the SEC a Certification and Notice of Termination of Registration on Form 15 requesting that the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act be suspended.

Item 3.03	Material Modification to Rights of Security Holders.

The disclosures under the Introductory Note and Items 2.01, 3.01 and 5.03 are incorporated herein by reference.

At the Effective Time, each holder of Shares outstanding immediately prior to the Effective Time ceased to have any rights as a stockholder of the Company (other than the right to receive the Merger Consideration for such stockholder’s Shares), except that those Shares that were owned by the Company or owned by Parent or Merger Sub were cancelled.

Item 5.01	Changes in Control of Registrant.

The disclosures under the Introductory Note and Items 2.01, 3.01, 5.02 and 5.03 are incorporated herein by reference.

As a result of the Merger, a change in control of the Company occurred, and the Company became a wholly owned subsidiary of Parent.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosures under the Introductory Note and Item 2.01 are incorporated herein by reference.

Pursuant to the Merger Agreement, effective as of, and contingent upon, the occurrence of the closing of the Merger (the “Closing”), each of Amit D. Munshi, Tina S. Nova, Garry Neil, Jayson Dallas, Jennifer Jarrett, Oliver Fetzer, Kieran T. Gallahue, Katharine Knobil, Nawal Ouzren and Steven J. Schoch ceased serving as a member of the board of directors of the Company and each committee thereof.

Further, pursuant to the Merger Agreement, effective as of, and contingent upon, the occurrence of the Closing, (i) the directors of Merger Sub in place as of immediately prior to the Effective Time became the directors of the Surviving Corporation and (ii) the officers of the Company in place as of immediately prior to the Effective Time became the officers of the Surviving Corporation.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change of Fiscal Year.

The disclosures under the Introductory Note and Item 2.01 are incorporated herein by reference.

Pursuant to the Merger Agreement, effective as of the Effective Time, the amended and restated certificate of incorporation of the Company and the amended and restated bylaws of the Company were each amended and restated in their entirety, as set forth in Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K, which are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*
Agreement and Plan of Merger, dated December 12, 2021, by and among the Company, Pfizer Inc. and Antioch Merger Sub, Inc. (incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on December 13, 2021)

3.1	Amended and Restated Certificate of Incorporation of Arena Pharmaceuticals, Inc.

3.2	Amended and Restated Bylaws of Arena Pharmaceuticals, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplemental copies of any omitted schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARENA PHARMACEUTICALS, INC.

By:	/s/ Margaret Madden
Margaret Madden
Vice President and Secretary

Date: March 11, 2022